Exhibit 10.2
SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of the ____ day of August, 2017

AMONG:

TRIDENT BRANDS INCORPORATED., a Nevada corporation

(“Trident”)

AND:

TRIDENT BRANDS CANADA LTD., an Ontario corporation

(“Trident Canada”)

AND:

STREAMPACK LTD., an Anguilla corporation

(“SPL”)

AND:

DORADO PARTNERS LTD.

(the “Selling Shareholder”)

WHEREAS:

A.	The Selling Shareholder is the registered and beneficial owner of all 50,000 issued and outstanding ordinary shares in the capital of SPL;

B.	Trident Canada is a wholly owned subsidiary of Trident;

C.
Trident has agreed to pay consideration of $125,000 in cash and 500,000 in common shares in the capital of Trident (as described herein) to the Selling Shareholder and/or his nominee as consideration for the purchase by Trident of all of the issued and outstanding common shares of SPL held by the Selling Shareholder; and

D.
Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholder has agreed to sell all of the issued and outstanding common shares of SPL held by the Selling Shareholder to Trident Canada in exchange for the Consideration.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.	DEFINITIONS

1.1	Definitions. The following terms have the following meanings, unless the context indicates otherwise:

(a)	“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

(b)
“Closing” shall mean the completion of the Transaction, in accordance with Section 7 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(c)
“Closing Date” shall mean a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6 following the satisfaction or waiver by Trident and SPL of the conditions precedent set out in Sections 5.1 and 5.2 respectively;

(d)	“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

(e)	“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

(f)	“GAAP” shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

(g)
“Liabilities” shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

(h)
“SPL Shares” shall mean the 50,000 ordinary shares of SPL held by the Selling Shareholder, being all of the issued and outstanding ordinary shares of SPL beneficially held, either directly or indirectly, by the Selling Shareholder;

(i)	“Trident Securities” shall mean the Trident Shares;

(j)	“Trident Shares” shall mean the 500,000 fully paid and non-assessable common shares of Trident, to be issued to the Selling Shareholder (or its nominee) by Trident;

(k)	“SEC” shall mean the Securities and Exchange Commission;

(l)	“Securities Act” shall mean the United States Securities Act of 1933, as amended;

(m)
“Taxes” shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

(n)	“Transaction” shall mean the purchase of the SPL Shares by Trident from the Selling Shareholder in consideration for the cash consideration and issuance of the Trident Securities.

1.2	Schedules. The following schedules are attached to and form part of this Agreement:

Schedule 1	–	Selling Shareholder
Schedule 2	–	Certificate of Non-U.S. Shareholder
Schedule 3	–	Directors and Officers of SPL
Schedule 4	–	SPL Leases, Subleases, Claims, Capital Expenditures, Taxes and Other Property Interests
Schedule 5	–	SPL Intellectual Property
Schedule 6	–	SPL Material Contracts
Schedule 7	–	SPL Employment Agreements and Arrangements
Schedule 8	–	Subsidiaries

1.3	Currency. All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2.	THE OFFER, PURCHASE AND SALE OF SHARES

2.1
Offer, Purchase and Sale of Shares.  Subject to the terms and conditions of this Agreement, the Selling Shareholder hereby covenant and agree to sell, assign and transfer to Trident Canada, and Trident Canada hereby covenants and agrees to purchase from the Selling Shareholder all of the SPL Shares held by the Selling Shareholder.

2.2	Consideration. As consideration for the sale of the SPL Shares by the Selling Shareholder to Trident, Trident shall pay and issue to the Selling Shareholder the following:

(a)	Upon Closing of this Agreement, $125,000 payable in cash;

(b)	Upon Closing of this Agreement, the Trident Shares (issuance of the Trident Securities):

The Selling Shareholder acknowledges and agrees that the Trident Securities are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act.  As required by applicable securities law, the Selling Shareholder agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation.  All certificates representing the Trident Securities issued on Closing will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Trident Securities will be issued to the Selling Shareholder pursuant to an exemption from the registration requirements of the Securities Act:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

2.3
SPL Share Delivery Procedure.  Concurrent with the Closing, the Selling Shareholder shall deliver his  certificate representing the SPL Shares to Trident Canada, duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in proper form for transfer, with signatures notarized or guaranteed, , together with a Certificate of Non-U.S. Shareholder (the “Certificate”) properly completed and signed by such Selling Shareholder, a copy of which is set out in Schedule 2.

2.4	Closing Date. The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date.

2.5
Restricted Securities.  The Selling Shareholder acknowledge that the Trident Securities issued pursuant to the terms and conditions set forth in the Promissory Note will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

3.	REPRESENTATIONS AND WARRANTIES OF SPL

SPL and the Selling Shareholder, jointly and severally, represent and warrant to Trident and Trident Canada, and acknowledge that Trident and Trident Canada are relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Trident or Trident Canada, as follows:

3.1
Organization and Good Standing.  SPL is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted.  SPL is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which SPL owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of SPL taken as a whole.

3.2
Authority.  SPL has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “SPL Documents”) to be signed by SPL and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the SPL Documents by SPL and the consummation of the transactions contemplated hereby have been duly authorized by SPL’s board of directors.  No other corporate or shareholder proceedings on the part of SPL is necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement has been, and the other SPL Documents when executed and delivered by SPL as contemplated by this Agreement will be, duly executed and delivered by SPL and this Agreement is, and the other SPL Documents when executed and delivered by SPL as contemplated hereby will be, valid and binding obligations of SPL enforceable in accordance with their respective terms except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)	as limited by public policy.

3.3
Capitalization of SPL.  The entire authorized capital stock and other equity securities of SPL consists of 50,000 ordinary shares (the “SPL Common Stock”) with a par value of US$1.00 per Share.  As of the date of this Agreement, there are 50,000 ordinary shares of SPL Common Stock issued and outstanding (consisting of the SPL Shares).  All of the issued and outstanding shares of SPL Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of Ontario.  There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating SPL to issue any additional shares of SPL Common Stock or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from SPL any shares of SPL Common Stock.  There are no agreements purporting to restrict the transfer of the SPL Common Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the SPL Common Stock.

3.4
Title and Authority of Selling Shareholder. The Selling Shareholder is and will be as of the Closing, the registered and beneficial owner of, and will have good and marketable title to, all of the SPL Common Stock held by him and will hold such stock free and clear of all liens, charges and encumbrances whatsoever; and such SPL Common Stock held by the Selling Shareholder has been duly and validly issued and are outstanding as fully paid and non-assessable common shares in the capital of SPL.  The Selling Shareholder has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the SPL Common Stock held by it.

3.5
Shareholders of SPL Common Stock. Schedule 1 contains a true and complete list of the holders of all issued and outstanding shares of the SPL Common Stock including each holder’s name, address and number of SPL Shares held.

3.6	Directors and Officers of SPL. The duly elected or appointed directors and the duly appointed officers of SPL are as set out in Schedule 3.

3.7
Corporate Records of SPL.  The corporate records of SPL, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of SPL is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of SPL.

3.8	Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)
conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of SPL or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to SPL or any of its subsidiaries, or any of their respective material property or assets;

(b)	violate any provision of the constating documents of SPL, any of its subsidiaries or any applicable laws; or

(c)
violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to SPL, any of its subsidiaries or any of their respective material property or assets.

3.9
Actions and Proceedings.  To the best knowledge of SPL, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting SPL, any of its subsidiaries or which involves any of the business, or the properties or assets of SPL or any of its subsidiaries that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of SPL and its subsidiaries taken as a whole (a “SPL Material Adverse Effect”).  There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such an SPL Material Adverse Effect.

3.10	Compliance.

(a)
To the best knowledge of SPL, SPL and each of its subsidiaries is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of SPL and its subsidiaries;

(b)
To the best knowledge of SPL, neither SPL nor any of its subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a SPL Material Adverse Effect;

(c)
Each of SPL and its subsidiaries has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement.  All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of SPL, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(d)
Each of SPL and its subsidiaries has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business.  Neither SPL nor any of its subsidiaries has received any notice of any violation thereof, nor is SPL aware of any valid basis therefore.

3.11
Filings, Consents and Approvals.  No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by SPL or any of its subsidiaries of the Transaction contemplated by this Agreement or to enable Trident to continue to conduct SPL’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.12
Financial Representations.  SPL has not used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books and records of SPL, any properties, assets, Liabilities, revenues, or expenses.  The books, records, and accounts of SPL accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of SPL.  SPL has not engaged in any transaction, maintained any bank account, or used any funds of SPL, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of SPL.

3.13
Absence of Undisclosed Liabilities.  Neither SPL nor any of its subsidiaries has any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $5,000, which:

(a)	have not heretofore been paid or discharged;

(b)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Trident; or

(c)	have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business.

3.14	Tax Matters.

(a)	As of the date hereof:

(i)
each of SPL and its subsidiaries has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to SPL or its subsidiaries, and

(ii)	all such returns are true and correct in all material respects;

(b)
each of SPL and its subsidiaries has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a SPL Material Adverse Effect; and

(c)
neither SPL nor any of its subsidiaries is presently under or has received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

3.15	Absence of Changes. Neither SPL nor any of its subsidiaries has:

(a)
incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)	sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

(c)
created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of SPL or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)
made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)
declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)	suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g)	suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h)
received notice or had knowledge of any actual or threatened labour trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)	made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000;

(j)
other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k)	entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l)	agreed, whether in writing or orally, to do any of the foregoing.

3.16	Absence of Certain Changes or Events. There has not been:

(a)	a SPL Material Adverse Effect; or

(b)	any material change by SPL in its accounting methods, principles or practices.

3.17	Subsidiaries. Except as set forth on Schedule 8, SPL does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

3.18
Personal Property. Each of SPL and its subsidiaries possesses, and has good and marketable title of all property necessary for the continued operation of the business of SPL and its subsidiaries as presently conducted and as represented to Trident.  All such property is used in the business of SPL and its subsidiaries.  All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used.  All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by SPL and its subsidiaries is owned by SPL or its subsidiaries free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 4.

3.19	Intellectual Property

(a)
Intellectual Property Assets.  SPL and its subsidiaries own or hold an interest in all intellectual property assets necessary for the operation of the business of SPL and its subsidiaries as it is currently conducted (collectively, the “Intellectual Property Assets”), including:

(i)	all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the “Marks”);

(ii)	all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the “Patents”);

(iii)	all copyrights in both published works and unpublished works (collectively, the “Copyrights”); and

(iv)
all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by SPL and its subsidiaries as licensee or licensor (collectively, the “Trade Secrets”).

(b)
Agreements. Schedule 5 contains a complete and accurate list and summary description, including any royalties paid or received by SPL and its subsidiaries, of all contracts and agreements relating to the Intellectual Property Assets to which SPL and its subsidiaries is a party or by which SPL and its subsidiaries is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which SPL or its subsidiaries is the licensee.  To the best knowledge of SPL, there are no outstanding or threatened disputes or disagreements with respect to any such agreement.

(c)
Intellectual Property and Know-How Necessary for the Business.  Except as set forth in Schedule 5, each SPL and its subsidiaries is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets.  Except as set forth in Schedule 5, all former and current employees and contractors of SPL and its subsidiaries have executed written contracts, agreements or other undertakings with SPL and its subsidiaries that assign all rights to any inventions, improvements, discoveries, or information relating to the business of SPL and its subsidiaries.  No employee, director, officer or shareholder of SPL or any of its subsidiaries owns directly or indirectly in whole or in part, any Intellectual Property Asset which SPL or any of its subsidiaries is presently using or which is necessary for the conduct of its business.  To the best knowledge of SPL, no employee or contractor of SPL or its subsidiaries has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than SPL or its subsidiaries.

(d)
Patents.  Except as set out in Schedule 5, neither SPL nor any of its subsidiaries holds ay right, title or interest in and to any Patent and SPL has not filed any patent application with any third party.  To the best knowledge of SPL, none of the products manufactured and sold, nor any process or know-how used, by SPL or any of its subsidiaries infringes or is alleged to infringe any patent or other proprietary night of any other person or entity.

(e)
Trademarks. Except as set out in Schedule 5, neither SPL nor any of its subsidiaries holds any right, title or interest in and to any Mark and SPL has not registered or filed any application to register any Mark with any third party.  To the best knowledge of SPL, none of the Marks, if any, used by SPL or any of its subsidiaries infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(f)
Copyrights. Schedule 5 contains a complete and accurate list and summary description of all Copyrights.  SPL and its subsidiaries is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims.  If applicable, all registered Copyrights are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date.  To the best knowledge of SPL, no Copyright is infringed or has been challenged or threatened in any way and none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.  All works encompassed by the Copyrights have been marked with the proper copyright notice.

(g)
Trade Secrets.  Each of SPL and its subsidiaries has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets.  Each of SPL and its subsidiaries has good title and an absolute right to use the Trade Secrets.  The Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of SPL, have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of SPL or any of its subsidiaries.  No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.20
Insurance.  Any products sold by, services provided by, or assets owned by SPL or its subsidiaries are insured under various policies of general product liability and other forms of insurance consistent with prudent business practices.  All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by SPL, its subsidiaries or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder.  All premiums to date have been paid in full.

3.21
Employees and Consultants.  All employees and consultants of SPL and its subsidiaries have been paid all salaries, wages, income and any other sum due and owing to them by SPL or its subsidiaries, as at the end of the most recent completed pay period.  Neither SPL nor any of its subsidiaries is aware of any labor conflict with any employees that might reasonably be expected to have a SPL Material Adverse Effect.  To the best knowledge of SPL, no employee of SPL or any of its subsidiaries is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with SPL or its subsidiaries or any other nature of the business conducted or to be conducted by SPL its subsidiaries.

3.22
Real Property. Neither SPL nor any of its subsidiaries owns any real property.  Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which SPL or any of its subsidiaries is a party or is bound, as set out in Schedule 4, is legal, valid, binding, enforceable and in full force and effect in all material respects.  All rental and other payments required to be paid by SPL and its subsidiaries pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases.  The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date.  Neither SPL nor any of its subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.23
Material Contracts and Transactions. Schedule 6 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which SPL or any of its subsidiaries is a party (each, a “Contract”).  Each Contract is in full force and effect, and there exists no material breach or violation of or default by SPL or any of its subsidiaries under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by SPL or any of its subsidiaries.  The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement.  There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.24	Certain Transactions. Neither SPL nor any of its subsidiaries is a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.25
No Brokers.  Neither SPL nor any of its subsidiaries has incurred any independent obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

3.26
Completeness of Disclosure.  No representation or warranty by SPL in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Trident pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

Notwithstanding section 10.1 hereof, the representations and warranties contained in this section shall survive Closing indefinitely.

4.	REPRESENTATIONS AND WARRANTIES OF TRIDENT AND TRIDENT CANADA

Trident and Trident Canada represent and warrant to SPL and the Selling Shareholder and acknowledges that SPL and the Selling Shareholder are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of SPL or the Selling Shareholder, as follows:

4.1
Organization and Good Standing.  Trident is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted.  Trident Canada is duly incorporated, organized, validly existing and in good standing under the laws of Province of Ontario and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Each Trident and Trident Canada is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on its businesses, operations, or financial condition.

4.2
Authority.  Each Trident and Trident Canada has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Trident Documents”) to be signed by it, and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the Trident Documents by Trident and the consummation by Trident and Trident Canada of the transactions contemplated hereby have been duly authorized by their board of directors and no other corporate or shareholder proceedings on the part of Trident or Trident Canada is necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement has been, and the other Trident Documents when executed and delivered by Trident or Trident Canada as contemplated by this Agreement will be, duly executed and delivered by them, and this Agreement is, and the other Trident Documents when executed and delivered by them, as contemplated hereby will be, valid and binding obligations of Trident and Trident Canada enforceable in accordance with their respective terms, except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)	as limited by public policy.

4.3
Capitalization of Trident.  The entire authorized capital stock and other equity securities of Trident consists of 75,000,000 shares of common stock with a par value of $0.001 (the “Trident Common Stock”).  As of the date of this Agreement, there are 31,000,000 shares of Trident Common Stock issued and outstanding.  All of the issued and outstanding shares of Trident Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations.  Except as contemplated by this Agreement, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Trident to issue any additional shares of Trident Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Trident any shares of Trident Common Stock as of the date of this Agreement.  There are no agreements purporting to restrict the transfer of the Trident Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Trident Common Stock.

4.4
Corporate Records of Trident.  The corporate records of Trident, as required to be maintained by it pursuant to the laws of the State of Nevada, are accurate, complete and current in all material respects, and the minute book of Trident is, in all material respects, correct and contains all material records required by the law of the State of Nevada in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Trident.

4.5
Corporate Records of Trident Canada.  The corporate records of Trident Canada, as required to be maintained by it pursuant to the laws of the Province of Ontario, are accurate, complete and current in all material respects, and the minute book of Trident Canada is, in all material respects, correct and contains all material records required by the law of the Province of Ontario in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Trident Canada.

4.6	Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)
conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Trident or Trident Canada under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Trident or Trident Canada or any of their material property or assets;

(b)	violate any provision of the applicable incorporation or charter documents of Trident or Trident Canada; or

(c)
violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Trident, Trident Canada, or any of their respective material property or assets.

4.7
Validity of Trident Common Stock Issuable upon the Transaction.  The Trident Shares to be issued to the Selling Shareholder pursuant to the Promissory Note will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.8
Actions and Proceedings.  To the best knowledge of Trident, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Trident, threatened against Trident which involves any of the business, or the properties or assets of Trident that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Trident taken as a whole (a “Trident Material Adverse Effect”).  There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Trident Material Adverse Effect.

4.9	Compliance.

(a)
To the best knowledge of Trident, Trident is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Trident;

(b)
To the best knowledge of Trident, Trident is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Trident Material Adverse Effect;

(c)
Trident has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement.  All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Trident, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(d)
Trident has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business.  Trident has not received any notice of any violation thereof, nor is Trident aware of any valid basis therefore.

4.10
Filings, Consents and Approvals.  No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Trident or Trident Canada of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.11
SEC Filings.  Trident has furnished or made available to SPL and the Selling Shareholder a true and complete copy of each report, schedule, registration statement and proxy statement filed by Trident with the SEC (collectively, and as such documents have since the time of their filing been amended, the “Trident SEC Documents”). As of their respective dates, the Trident SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Trident SEC Documents.

4.12
No Brokers.  Trident has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

4.13
Completeness of Disclosure.  No representation or warranty by Trident or Trident Canada in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to SPL pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

5.	CLOSING CONDITIONS

5.1
Conditions Precedent to Closing by Trident and Trident Canada.  The obligation of Trident and Trident Canada to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6.  The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing.  These conditions precedent are for the benefit of Trident and Trident Canada and may be waived by them in their sole discretion.

(a)
Representations and Warranties.  The representations and warranties of SPL and the Selling Shareholder set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and SPL will have delivered to Trident Canada a certificate dated as of the Closing Date, to the effect that the representations and warranties made by SPL in this Agreement are true and correct.

(b)
Performance.  All of the covenants and obligations that SPL and the Selling Shareholder are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)
Transaction Documents.  This Agreement, the SPL Documents, and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Trident and Trident Canada, will have been executed and delivered to them.

(d)
Third Party Consents.  Trident and Trident Canada will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Trident.

(e)
Employment Agreements.  Trident and Trident Canada will have received from SPL copies of all agreements or arrangements that evidence the employment of all of the hourly and salaried employees of SPL as set out on Schedule 7 attached hereto, which constitute all of the employees reasonably necessary to operate the business of SPL substantially as presently operated.

(f)	No Material Adverse Change. No SPL Material Adverse Effect will have occurred since the date of this Agreement.

(g)	No Action. No suit, action, or proceeding will be pending or threatened which would:

(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or

(ii)	cause the Transaction to be rescinded following consummation.

(h)	Outstanding Shares. SPL will have no more than 50,000 shares of SPL Common Stock issued and outstanding on the Closing Date.

(i)	Delivery of Financial Information. SPL will have delivered to Trident Canada all financial books and records of SPL.

(j)
Due Diligence Generally.  Trident, Trident Canada and their solicitors will be reasonably satisfied with their due diligence investigation of SPL that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

(i)	materials, documents and information in the possession and control of SPL and the Selling Shareholder which are reasonably germane to the Transaction;

(ii)	a physical inspection of the assets of SPL by Trident or its representatives; and

(iii)	title to the material assets of SPL.

5.2
Conditions Precedent to Closing by SPL.  The obligation of SPL and the Selling Shareholder to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6.  The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing.  These conditions precedent are for the benefit of SPL and the Selling Shareholder and may be waived by SPL and the Selling Shareholder in their discretion.

(a)
Representations and Warranties.  The representations and warranties of Trident and Trident Canada set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Trident and Trident Canada will have delivered to SPL a certificate dated the Closing Date, to the effect that the representations and warranties made by them in this Agreement are true and correct.

(b)
Performance.  All of the covenants and obligations that Trident and Trident Canada are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.  Trident and Trident Canada must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c)
Transaction Documents.  This Agreement, the Trident Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to SPL, will have been executed and delivered by Trident and Trident Canada.

(d)
No Action.  No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:

(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or

(ii)	cause the Transaction to be rescinded following consummation.

(e)	Public Market. On the Closing Date, the shares of Trident Common Stock will be quoted on the OTC Markets.

(f)	Due Diligence Review of Financial Statements. SPL and its accountants will be reasonably satisfied with their due diligence investigation and review of the Trident SEC Documents.

(g)
Due Diligence Generally.  SPL will be reasonably satisfied with their due diligence investigation of Trident and Trident Canada that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

6.	ADDITIONAL COVENANTS OF THE PARTIES

6.1
Notification of Financial Liabilities.  SPL will immediately notify Trident and Trident Canada in accordance with Section 10.6 hereof, if SPL receives any advice or notification from its financial consultants or advisor that SPL has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of SPL, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

6.2
Access and Investigation.  Between the date of this Agreement and the Closing Date, SPL, on the one hand, and Trident, on the other hand, will, and will cause each of their respective representatives to:

(a)	afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

(b)
furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(c)	furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party.  Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

6.3
Confidentiality.  All information regarding the business of SPL including, without limitation, financial information that SPL provides to Trident or Trident Canada during Trident’s due diligence investigation of SPL will be kept in strict confidence by Trident and Trident Canada and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Trident or Trident Canada or disclosed to any third party (other than Trident’s professional accounting and legal advisors) without the prior written consent of SPL.  If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from SPL, Trident and Trident Canada will immediately return to SPL (or as directed by SPL) any information received regarding SPL’s business.  Likewise, all information regarding the business of Trident or Trident Canada including, without limitation, financial information that Trident or Trident Canada provides to SPL during its due diligence investigation of Trident or Trident Canada will be kept in strict confidence by SPL and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by SPL or disclosed to any third party (other than SPL’s professional accounting and legal advisors) without Trident’s prior written consent.  If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Trident, SPL will immediately return to Trident or Trident Canada (or as directed by Trident) any information received regarding Trident’s business.

6.4
Notification.  Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change.  During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.5
Exclusivity.  Until such time, if any, as this Agreement is terminated pursuant to this Agreement, SPL will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of SPL, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

6.6
Conduct of SPL Business Prior to Closing.  From the date of this Agreement to the Closing Date, and except to the extent that Trident otherwise consents in writing, SPL will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

6.7
Certain Acts Prohibited – SPL.  Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, SPL will not, without the prior written consent of Trident:

(a)	amend its Certificate of Incorporation, Articles of Incorporation or other incorporation documents;

(b)	incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of SPL except in the ordinary course of business;

(c)	dispose of or contract to dispose of any SPL property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(d)
issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the SPL Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e)	not:

(i)	declare, set aside or pay any dividends on, or make any other distributions in respect of the SPL Common Stock, or

(ii)	split, combine or reclassify any SPL Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of SPL Common Stock; or

(f)
not materially increase benefits or compensation expenses of SPL, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.8
Public Announcements.  Trident, Trident Canada and SPL each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

7.	CLOSING

7.1
Closing.  The Closing shall take place on the Closing Date at the offices of the lawyers for Trident or at such other location as agreed to by the parties.  Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for SPL and Trident, provided such undertakings are satisfactory to each party’s respective legal counsel.

7.2
Closing Deliveries of SPL and the Selling Shareholder.  At Closing, SPL and the Selling Shareholder will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Trident:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of SPL evidencing approval of this Agreement and the Transaction;

(b)
if Selling Shareholder appoints any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

(c)	share certificates representing the SPL Shares as required by Section 2.3 of this Agreement;

(d)	all certificates and other documents required by Sections 2.3 and 5.1 of this Agreement;

(e)	a certificate of an officer of SPL, dated as of Closing, certifying that:

(i)	each covenant and obligation of SPL has been complied with; and

(ii)	each representation, warranty and covenant of SPL is true and correct at the Closing as if made on and as of the Closing; and

(f)	the SPL Documents and any other necessary documents, each duly executed by SPL, as required to give effect to the Transaction.

7.3
Closing Deliveries of Trident.  At Closing, each Trident and Trident Canada (as applicable) will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to SPL:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Trident evidencing approval of this Agreement and the Transaction;

(b)	all certificates and other documents required by Section 5.2 of this Agreement;

(c)	the cash component of the consideration as required by Section 2.2(a);

(d)	a certificate of an officer of Trident, dated as of Closing, certifying that:

(i)	each covenant and obligation of Trident has been complied with; and

(ii)	each representation, warranty and covenant of Trident is true and correct at the Closing as if made on and as of the Closing; and

(e)	the Trident Documents and any other necessary documents, each duly executed by Trident, as required to give effect to the Transaction.

7.4	Additional Closing Delivery of Trident. At Closing, Trident will deliver or cause to be delivered the share certificates representing the Trident Securities.

8.	TERMINATION

8.1	Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)	mutual agreement of Trident and SPL;

(b)
Trident, if there has been a material breach by SPL or any of the Selling Shareholder of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of SPL or the Selling Shareholder that is not cured, to the reasonable satisfaction of Trident, within ten business days after notice of such breach is given by Trident (except that no cure period will be provided for a breach by SPL or the Selling Shareholder that by its nature cannot be cured);

(c)
SPL, if there has been a material breach by Trident or Trident Canada of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Trident or Trident Canada that is not cured by the breaching party, to the reasonable satisfaction of SPL, within ten business days after notice of such breach is given by SPL (except that no cure period will be provided for a breach by Trident or Trident Canada that by its nature cannot be cured);

(d)	Trident or SPL, if the Transaction contemplated by this Agreement has not been consummated prior to August 31, 2017, unless the parties hereto agree to extend such date in writing; or

(e)
Trident or SPL if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non‑appealable.

8.2
Effect of Termination.  In the event of the termination of this Agreement as provided in Section 8.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

9.	INDEMNIFICATION, REMEDIES, SURVIVAL

9.1
Certain Definitions.  For the purposes of this Section 9, the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Trident, Trident Canada, or SPL including damages for lost profits or lost business opportunities.

9.2
Agreement of SPL to Indemnify. SPL will indemnify, defend, and hold harmless, to the full extent of the law, Trident, Trident Canada, and their respective shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Trident, Trident Canada, and their respective shareholders by reason of, resulting from, based upon or arising out of:

(a)
the breach by SPL of any representation or warranty of SPL contained in or made pursuant to this Agreement, any SPL Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)
the breach or partial breach by SPL of any covenant or agreement of SPL made in or pursuant to this Agreement, any SPL Document or any certificate or other instrument delivered pursuant to this Agreement.

9.3
Agreement of the Selling Shareholder to Indemnify.  The Selling Shareholder will indemnify, defend, and hold harmless, to the full extent of the law, Trident, Trident Canada and their respective shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by them by reason of, resulting from, based upon or arising out of:

(a)	any breach by the Selling Shareholder of Section 2.2 of this Agreement; or

(b)
any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Shareholder contained in or made pursuant to the Certificate executed by each Selling Shareholder or their nominee as part of the share delivery procedure detailed in Section 2.3 of this Agreement.

9.4
Agreement of Trident to Indemnify.  Trident will indemnify, defend, and hold harmless, to the full extent of the law, SPL and the Selling Shareholder from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by SPL and the Selling Shareholder by reason of, resulting from, based upon or arising out of:

(a)
the breach by Trident or Trident Canada of any representation or warranty of Trident or Trident Canada contained in or made pursuant to this Agreement, any Trident Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)
the breach or partial breach by Trident or Trident Canada of any covenant or agreement of Trident or Trident Canada made in or pursuant to this Agreement, any Trident Document or any certificate or other instrument delivered pursuant to this Agreement.

10.	MISCELLANEOUS PROVISIONS

10.1
Effectiveness of Representations; Survival.  Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake.  Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

10.2
Further Assurances.  Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

10.3	Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

10.4
Expenses.  Trident will bear all costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives and accountants; provided that Trident and SPL will bear its respective legal costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby.

10.5
Entire Agreement.  This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.  Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.6
Notices.  All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to SPL or the Selling Shareholder:

DORADO PARTNERS LTD.
Babrow Building
 The Valley, Anguilla

Attention:  _______________________
Telephone: _______________________
 Facsimile:  ________________________

If to Trident or Trident Canada

Trident Brands Incorporated
200 South Executive Drive, Suite 101
Brookfied, Wisconsin
USA  53005

Attention: Tony Pallante
Telephone: (262)789-6689
Facsimile: _____________

All such notices and other communications wisll be deemed to have been received:

(a)	in the case of personal delivery, on the date of such delivery;

(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c)	in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d)	in the case of mailing, on the fifth business day following mailing.

10.7	Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

10.8	Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

10.9	Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.10	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario applicable to contracts made and to be performed therein.

10.11
Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

10.12	Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

10.13
Business Days.  If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the Province of British Columbia, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

10.14
Counterparts.  This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.15	Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

10.16	Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

TRIDENT BRANDS INC.

Per: ______________________________
 Authorized Signatory
 Name: Anthony Pallante
 Title: CEO, Director

TRIDENT BRANDS CANADA LTD

Per: ______________________________
 Authorized Signatory
 Name:  Anthony Pallante
 Title: CEO, Director

STREAMPAK LTD.

Per: ______________________________
 Authorized Signatory
 Name:  _____________________

DORADO PARTNERS LTD.

Per: ______________________________
 Authorized Signatory
 Name:  __________________

SCHEDULE 1
TO THE SHARE PURCHASE AGREEMENT AMONG TRIDENT BRANDS INC.,
STREAMPAK LTD. AND THE SELLING SHAREHOLDER AS SET OUT IN THE SHARE
PURCHASE AGREEMENT

THE SELLING SHAREHOLDER

Name	Number of SPL Shares held before Closing

DORADO PARTNERS LTD. Babrow Building The Valley, Anguilla	50,000

SCHEDULE 2
TO THE SHARE PURCHASE AGREEMENT AMONG TRIDENT BRANDS INC.,
STREAMPAK LTD. AND THE SELLING SHAREHOLDER AS SET OUT IN THE SHARE
PURCHASE AGREEMENT

CERTIFICATE OF NON-U.S. SHAREHOLDER

OF

___________________________________

In connection with the issuance of a promissory note and underlying common stock (the “Trident Shares” or, collectively, the “Trident Securities”) of Trident Brands Inc.., a Nevada corporation (“Trident”), to the undersigned, pursuant to that certain Share Purchase Agreement dated August __, 2017 (the “Agreement”), among Trident, Trident Brands Canada Limited, a company incorporated pursuant to the laws of Ontario, Streampak Ltd., a company incorporated pursuant to the laws of Anguilla (“SPL”) and the shareholder of SPL as set out in the Agreement (the  “Selling Shareholder”), the undersigned hereby agrees, acknowledges, represents and warrants that:

1. the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. none of the Trident Securities have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3. the undersigned understands and agrees that offers and sales of any of the Trident Securities prior to the expiration of a period of one year after the date of Trident filing “Form 10” information indicating the removal of “shell company” status (the one year period hereinafter referred to as the Distribution Compliance Period) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. the undersigned understands and agrees not to engage in any hedging transactions involving any of the Trident Securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5. the undersigned is acquiring the Trident Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Trident Securities in the United States or to U.S. Persons;

6. the undersigned has not acquired the Trident Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Trident Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Trident Securities; provided, however, that the undersigned may sell or otherwise dispose of the Trident Securities pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7. the statutory and regulatory basis for the exemption claimed for the sale of the Trident Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8. the undersigned has not undertaken, and will have no obligation, to register any of the Trident Securities under the U.S. Securities Act;

9. Trident is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and those of the undersigned contained in this Certificate, and the undersigned will hold harmless Trident from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder and/or the undersigned not being true and correct;

10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Trident Securities and, with respect to applicable resale restrictions, is solely responsible (and Trident is not in any way responsible) for compliance with applicable resale restrictions;

11. none of the Trident Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Trident Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Trident on the OTC Markets;

12. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Trident Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Trident Securities;

13. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Trident Securities;

14. the Trident Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

15. the undersigned acknowledges and agrees that Trident shall refuse to register any transfer of Trident Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

16. the undersigned understands and agrees that the Trident Shares will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

17. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

	Date:	August __, 2017
Signature

Print Name

Title (if applicable)

Address

SCHEDULE 3
TO THE SHARE PURCHASE AGREEMENT AMONG TRIDENT BRANDS INC.,
STREAMPAK LTD. AND THE SELLING SHAREHOLDER AS SET OUT IN THE
SHARE PURCHASE AGREEMENT

DIRECTORS AND OFFICERS OF SPL

Directors: Andrew Jarmolkiewicz , ARA Management Limited

Officers: N/A

SCHEDULE 4
TO THE SHARE PURCHASE AGREEMENT AMONG TRIDENT BRANDS INC.,
STREAMPAK LTD. AND THE SELLING SHAREHOLDER AS SET OUT IN THE SHARE
PURCHASE AGREEMENT

SPL LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES,
 TAXES AND OTHER PROPERTY INTERESTS

As at the date of this Agreement there are no SPL Leases, Subleases, Claims, Taxes, Capital Expenditures, or other Property Interests except as follows:

Property and Equipment:

NONE.

SCHEDULE 5
TO THE SHARE PURCHASE AGREEMENT AMONG TRIDENT BRANDS INC.,
STREAMPAK LTD. AND THE SELLING SHAREHOLDER AS SET OUT IN THE SHARE
PURCHASE AGREEMENT

SPL INTELLECTUAL PROPERTY

SCHEDULE 6
TO THE SHARE PURCHASE AGREEMENT AMONG TRIDENT BRANDS INC.,
STREAMPAK LTD. AND THE SELLING SHAREHOLDER AS SET OUT IN THE SHARE
PURCHASE AGREEMENT

SPL MATERIAL CONTRACTS

As of the date of this Agreement, there are no current Material Contracts.

SCHEDULE 7
TO THE SHARE PURCHASE AGREEMENT AMONG TRIDENT BRANDS INC.,
STREAMPAK LTD. AND THE SELLING SHAREHOLDER AS SET OUT IN THE SHARE
PURCHASE AGREEMENT

SPL EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

NONE.

SCHEDULE 8
TO THE SHARE PURCHASE AGREEMENT AMONG TRIDENT BRANDS INC.,
STREAMPAK LTD. AND THE SELLING SHAREHOLDER AS SET OUT IN THE SHARE
PURCHASE AGREEMENT

SUBSIDIARIES

As of the date of this Agreement, SPL has no subsidiaries.